Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Twelve months ended December 31,
						2003	2002
NET INTEREST INCOME
Loans, including fees	$24,045,242	$23,774,469	$21,418,754	$18,933,953	$17,659,454	$88,172,417	$68,657,109
Interest on investment securities:
Taxable	2,136,462	1,952,469	2,144,684	2,075,114	2,281,974	8,308,730	7,874,718
Non-taxable	376,992	413,969	441,624	438,663	440,377	1,671,247	1,652,088
Federal funds sold & repurchase agreements	75,418	3,982	10,340	56,180	272,675	145,920	722,341
Interest bearing deposits in banks	9,114	4,700	5,653	9,213	10,484	28,680	59,032
Interest on other investments	204,453	160,278	110,900	31,740	64,595	507,372	223,596
Total interest income	26,847,681	26,309,867	24,131,955	21,544,864	20,729,559	98,834,366	79,188,884

INTEREST EXPENSE
Interest-bearing demand and money market	1,288,087	1,533,317	1,527,968	1,385,838	1,126,656	5,735,210	3,042,186
Savings	89,583	80,733	88,382	89,804	98,405	348,502	421,288
Time deposits	4,261,858	4,179,155	3,067,821	4,182,825	4,316,716	15,691,659	17,834,532
Other time deposits	85,577	110,249	85,603	98,960	104,617	380,389	857,883
Federal funds purchased	36,153	19,308	7,496	13,233	11,975	76,190	86,204
Federal Home Loan Bank advances	795,729	679,715	564,029	230,111	224,774	2,269,583	1,315,891
Interest expense on trust preferred securities	580,102	580,096	237,006	55,402	30,638	1,452,606	30,638
Other	370,193	362,260	364,401	413,662	445,331	1,510,516	1,302,104
Total interest expense	7,507,282	7,544,832	5,942,707	6,469,835	6,359,112	27,464,655	24,890,725

Net interest income	19,340,399	18,765,035	18,189,248	15,075,029	14,370,447	71,369,711	54,298,159
Provision for loan losses	1,241,000	1,146,000	1,801,000	1,047,000	1,727,000	5,235,000	4,003,000
Net interest income after provision for loan losses	18,099,399	17,619,035	16,388,248	14,028,029	12,643,447	66,134,711	50,295,159

NON-INTEREST INCOME
Service charges on deposit accounts	2,069,881	2,092,139	1,857,289	1,740,874	1,879,825	7,760,184	7,018,598
Other customer service fees	396,098	388,960	395,227	364,100	306,747	1,544,385	1,313,196
Mortgage banking revenue	711,660	1,118,464	865,347	646,375	823,554	3,341,846	2,576,022
Investment brokerage revenue	30,758	88,616	60,433	83,670	69,567	263,477	361,453
Insurance agency revenue	1,252,337	1,188,538	1,235,868	1,180,240	1,107,814	4,856,983	3,929,643
Income from SBA Lending	434,799	405,936	504,925	379,254	106,799	1,724,914	735,518
Other income	2,000,906	1,253,129	715,782	882,186	893,134	4,852,003	3,143,205
Total noninterest income	6,896,440	6,535,781	5,634,871	5,276,699	5,187,440	24,343,791	19,077,635

NON-INTEREST EXPENSE
Salaries and other compensation	6,956,283	6,799,573	6,203,214	5,614,891	5,135,575	25,573,962	19,910,896
Employee benefits	1,213,020	1,283,603	1,049,294	1,203,592	1,029,252	4,749,508	3,247,391
Net occupancy and equipment expense	2,003,525	1,772,929	1,528,317	1,356,098	1,349,669	6,660,869	4,710,229
Data processing fees	481,895	449,812	442,383	309,735	378,126	1,683,825	1,147,255
Professional services	363,319	824,785	585,609	376,180	332,933	2,149,893	1,264,880
Communications & supplies	1,168,727	983,575	756,953	827,050	726,758	3,736,304	2,816,856
Regulatory agency assessments	81,388	73,557	106,105	61,215	67,901	322,266	262,732
Amortization of intangible assets	106,800	106,750	91,112	59,837	59,837	364,498	180,150
Other expense	2,261,412	2,073,521	2,067,356	1,299,131	818,822	7,701,420	6,333,099
Total noninterest expense	14,636,369	14,368,104	12,830,345	11,107,728	9,898,873	52,942,545	39,873,488

Income before income taxes	10,359,470	9,786,712	9,192,774	8,197,001	7,932,014	37,535,956	29,499,306
Income tax expense	2,912,764	2,668,556	2,808,785	2,446,522	2,453,005	10,836,627	9,028,608
Net income	7,446,706	7,118,156	6,383,989	5,750,479	5,479,009	26,699,329	20,470,698

EARNINGS PER SHARE
Basic	$0.393	$0.376	$0.367	$0.355	$0.348	$1.494	$1.303
Diluted	$0.379	$0.363	$0.353	$0.342	$0.339	$1.439	$1.265
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	18,951,688	18,913,088	17,374,719	16,217,854	15,755,243	17,875,246	15,706,176
Diluted	19,645,157	19,602,219	18,059,948	16,828,821	16,173,200	18,556,383	16,186,149
CASH DIVIDENDS PER SHARE	$0.120	$0.120	$0.120	$0.120	$0.105	$0.480	$0.420

MAIN STREET BANKS, INC. AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Twelve months ended December 31,
						2003	2002

EARNING ASSETS

Total interest earning assets (in thousands)	1,730,110	1,660,522	1,478,067	1,258,454	1,192,800	1,531,264	1,101,751
Loans	6.61%	6.70%	6.99%	7.43%	7.72%	6.90%	8.00%
Investment securities	4.36%	4.11%	4.40%	5.21%	5.69%	4.54%	5.65%
Federal funds sold	0.91%	1.14%	1.32%	1.20%	1.38%	1.05%	1.49%
Loans held for sale	5.50%	5.66%	6.51%	6.11%	4.76%	5.88%	5.76%
FHLB stock & other	4.36%	4.17%	6.25%	3.90%	6.89%	4.01%	5.31%
Total interest earning assets	6.21%	6.35%	6.63%	7.04%	6.99%	6.53%	7.29%

INTEREST-BEARING LIABILITIES

Total interest bearing liabilities (in thousands)	1,739,771	1,664,361	1,450,029	1,234,903	1,163,711	1,522,004	1,076,533
Demand deposits	0.68%	0.90%	1.03%	1.05%	1.00%	0.90%	0.79%
Demand deposits - public funds	0.95%	0.73%	0.84%	1.08%	0.03%	0.90%	0.01%
Time deposits	2.47%	2.44%	2.07%	3.10%	3.38%	2.51%	3.80%
Retail repurchases	1.71%	1.90%	1.84%	1.84%	1.86%	1.82%	2.04%
Federal funds puchased	1.25%	1.69%	1.67%	2.58%	5.34%	1.43%	3.44%
Federal Home Loan Bank Advances	1.78%	1.81%	1.70%	1.78%	1.73%	1.77%	1.91%
Securities sold under agreeent to repurchase	4.09%	4.09%	4.02%	3.70%	3.60%	3.95%	3.49%
Subordinated debentures	4.54%	4.54%	4.27%	4.30%	6.54%	4.51%	6.69%
Net Cost of Funds	1.71%	1.80%	1.64%	2.12%	2.17%	1.80%	2.76%

NET INTEREST SPREAD

Interest earning assets less interest bearing liabilities (in thousands)	(9,661)	(3,839)	28,038	23,551	29,089	9,260	25,218
Yield on earning assets less cost of interest-bearing liabilities	4.50%	4.55%	4.98%	4.91%	4.82%	4.72%	4.97%

NET INTEREST MARGIN

Net interest income (tax equivalent) as a percentage of average earning assets	4.49%	4.55%	5.01%	4.95%	4.88%	4.73%	5.03%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN QUALITY

	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Twelve months ended December 31,
						2003	2002

RESERVE FOR POSSIBLE LOAN LOSSES

Reserve for loan losses at beginning of period *	20,765,377	20,272,465	15,390,616	14,588,582	12,684,649	20,765,377	12,706,025
Provision for loan losses	1,241,000	1,146,000	1,801,000	1,047,000	1,727,000	5,235,000	4,003,000
Loans charged off during period	(958,275)	(784,950)	(1,267,223)	(325,590)	(1,362,892)	(3,336,038)	(3,122,557)
Recoveries on loans previously charged off	103,886	131,862	96,054	80,624	42,659	412,426	214,900
Net loans charged off during period	(854,389)	(653,088)	(1,171,169)	(244,966)	(1,320,233)	(2,923,612)	(2,907,657)
Reserve for loan losses at end of period	21,151,987	20,765,377	20,272,465	15,390,616	14,588,582	21,151,987	14,588,582

Net charges-off to average loans, annualized	0.24%	0.19%	0.39%	0.10%	0.59%	0.23%	0.34%

Gross charges-off to average loans, annualized	0.27%	0.22%	0.42%	0.13%	0.61%	0.26%	0.36%

Recoveries as a percentage of gross charge-offs	10.84%	16.80%	7.58%	24.76%	3.13%	12.85%	6.88%

Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.47%	1.48%	1.47%	1.48%

NON-PERFORMING ASSETS

Loans accounted for on a non-accrual basis	11,548,489	10,854,580	6,068,538	4,635,012	3,356,901	11,548,489	3,356,901
Restructured loans	—	—	—	—	—	—	—
Total non-performing loans	11,548,489	10,854,580	6,068,538	4,635,012	3,356,901	11,548,489	3,356,901
Foreclosed assets	1,844,869	1,366,820	1,065,064	796,688	815,880	1,844,869	815,880
Total non-performing assets	13,393,358	12,221,400	7,133,602	5,431,700	4,172,781	13,393,358	4,172,781

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.93%	0.86%	0.52%	0.52%	0.42%	0.93%	0.42%

Non-performing assets as a percentage of total assets, at end of period	0.68%	0.64%	0.37%	0.39%	0.30%	0.68%	0.30%

Reserve for loan losses as a percentage of non-performing assets, at end of perid	157.93%	169.91%	284.18%	283.35%	349.61%	157.93%	349.61%

Loans 90 days past due	11,028,256	10,867,283	9,927,567	3,937,948	4,049,552	11,028,256	4,049,552

Loans 90 days past due as a percentage of loans, at end of period	0.76%	0.77%	0.72%	0.38%	0.41%	0.76%	0.41%

*  Acquisition of First National Bank of Johns Creek on 12/11/02 included $1.4 million of loan loss reserves

    Acquisition of First Colony Bank on 5/22/03 included $4.3 million of loan loss reserves

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Twelve months ended December 31,
						2003	2002

RESULTS OF OPERATIONS
Net interest income	19,340,399	18,765,035	18,189,248	15,075,029	14,370,447	71,369,711	54,298,159
Net interest income (tax equivalent)	19,591,290	19,036,194	18,474,237	15,363,807	14,658,439	72,465,527	55,371,080
Provision for loan losses	1,241,000	1,146,000	1,801,000	1,047,000	1,727,000	5,235,000	4,003,000
Non-interest income	6,896,440	6,535,781	5,634,871	5,276,699	5,187,440	24,343,791	19,077,635
Non-interest expense	14,636,369	14,368,104	12,830,345	11,107,728	9,898,873	52,942,545	39,873,488
Net Income	7,446,706	7,118,156	6,383,989	5,750,479	5,479,009	26,699,329	20,470,698

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,424,858	1,389,998	1,204,483	1,019,221	893,316	1,259,640	857,216
Investment securities	252,107	249,175	258,760	216,117	213,656	244,040	188,281
Earning assets	1,730,110	1,660,522	1,478,067	1,258,454	1,192,800	1,531,264	1,101,751
Total assets	1,946,136	1,869,759	1,622,600	1,378,355	1,290,612	1,704,212	1,194,510
Deposits	1,452,073	1,423,029	1,252,649	1,127,800	1,058,405	1,313,888	966,233
Shareholders’ equity	196,375	189,592	154,818	136,072	118,300	168,496	111,711

PER COMMON SHARE
Earnings per share - Basic	$0.393	$0.376	$0.367	$0.355	$0.348	$1.494	$1.303
Earnings per share - Diluted	$0.379	$0.363	$0.353	$0.342	$0.339	$1.439	$1.265
Book value per share at end of period	10.50	10.25	10.10	8.23	8.11	10.50	8.11
End of period shares outstanding	18,981,340	18,933,178	18,888,732	16,173,647	16,242,498	18,981,340	16,242,498
Weighted average shares outstanding
Basic	18,951,688	18,913,088	17,374,719	16,217,854	15,755,243	17,875,246	15,706,176
Diluted	19,645,157	19,602,219	18,059,948	16,828,821	16,173,200	18,556,383	16,186,149

STOCK PERFORMANCE
Market Price:
Closing	26.52	25.02	24.94	18.45	19.20	26.52	19.20
High	27.92	26.00	25.40	20.48	20.48	27.92	21.75
Low	25.00	23.37	18.48	18.45	15.95	18.45	14.60
Trading volume	1,630,300	1,022,400	1,243,900	1,262,900	851,500	5,159,500	3,270,900
Cash dividends per share	$0.120	$0.120	$0.120	$0.120	$0.105	$0.480	$0.420
Dividend payout ratio	31.66%	33.05%	33.95%	35.12%	30.99%	33.36%	33.35%
Price to earnings	17.63	17.37	17.59	13.31	14.29	18.43	15.18
Price to book value	2.53	2.44	2.47	2.24	2.37	2.53	2.29

PERFORMANCE RATIOS
Return on average assets	1.52%	1.51%	1.58%	1.69%	1.68%	1.57%	1.71%
Return on average equity	15.0%	14.9%	16.5%	17.1%	18.4%	15.8%	18.3%
Average earning assets to average total assets	88.9%	88.8%	91.1%	91.3%	92.4%	89.9%	92.2%
Average loans as percentage of average deposits	98.1%	97.7%	96.2%	90.4%	84.4%	95.9%	88.7%
Net interest margin (tax equivalent)	4.49%	4.55%	5.01%	4.95%	4.88%	4.73%	5.03%
Average equity to average assets	10.09%	10.14%	9.54%	9.87%	9.17%	9.89%	9.02%
Non-interest income ratio	26.29%	25.83%	23.65%	25.93%	26.52%	25.43%	26.00%
Efficiency ratio	55.79%	56.79%	53.85%	54.58%	50.61%	55.31%	54.34%

ASSET QUALITY
Total non-performing assets	13,393,358	12,221,400	7,133,602	5,431,700	4,172,781	13,393,358	4,172,781
Non-performing assets as a percentage of loans plus foreclosed assets	0.93%	0.86%	0.52%	0.52%	0.42%	0.93%	0.42%
Net annualized charges-offs (recoveries) as a percentage of average loans.	0.24%	0.19%	0.39%	0.10%	0.59%	0.23%	0.34%
Reserve for loan losses as a a percentage of loans, at end of period	1.47%	1.47%	1.47%	1.47%	1.48%	1.47%	1.48%

OPERATING EARNINGS
Net income	$7,446,706	$7,118,156	$6,383,989	$5,750,479	$5,479,009	$26,699,329	$20,470,698
Amortization of intangible assets, net	70,488	70,455	60,134	39,492	39,492	240,569	127,774
Operating income	$7,517,193	$7,188,610	$6,444,123	$5,789,971	$5,518,501	$26,939,898	$20,598,472
Operating earnings per share
Basic	$0.397	$0.380	$0.371	$0.357	$0.350	$1.507	$1.311
Diluted	$0.383	$0.367	$0.357	$0.344	$0.341	$1.452	$1.273

Average tangible assets (in thousands)	1,851,095	1,774,814	1,580,621	1,361,435	1,288,581	1,641,991	1,193,038
Average tangible equity (in thousands)	101,334	94,647	112,839	119,152	116,268	106,275	110,240

Operating return on average tangible assets	1.61%	1.61%	1.64%	1.72%	1.70%	1.64%	1.73%
Operating return on average tangible equity	29.43%	30.13%	22.91%	19.71%	18.83%	25.35%	18.69%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Twelve months ended December 31,
	2003	2003	2003	2003	2002	2003	2002

ASSETS
Cash and due from banks	$38,067,858	$39,800,995	$28,209,301	$30,567,413	$32,167,197	$34,163,079	$31,263,378
Interest-bearing deposits in banks	1,037,948	1,166,343	1,094,527	1,497,701	2,603,977	1,199,130	2,330,484
Federal funds sold and securities purchased under agreements to resell	35,288,778	1,812,613	3,693,932	20,244,475	77,877,355	15,259,950	48,560,581
Investment securities available for sale	248,724,785	248,487,509	258,072,188	215,429,174	212,968,883	242,678,414	187,481,595
Investment securities held to maturity	3,382,680	687,918	687,759	687,629	687,474	1,361,496	799,708
Other investments	18,799,718	14,659,477	11,012,217	4,233,797	3,723,227	12,176,302	4,213,507
Mortgage loans held for sale	3,841,104	7,258,692	5,225,069	5,133,533	7,572,112	5,364,600	5,106,287
Loans, net of unearned income	1,424,858,073	1,389,998,248	1,204,483,316	1,019,221,091	893,315,991	1,259,640,182	857,215,511
Allowance for loan losses	(20,816,925)	(20,335,059)	(17,481,891)	(14,952,587)	(13,108,992)	(18,396,615)	(12,618,229)
Loans, net	1,404,041,149	1,369,663,188	1,187,001,425	1,004,268,504	880,206,999	1,241,243,567	844,597,283
Premises and equipment, net	42,807,047	39,815,150	36,412,960	34,029,192	27,832,699	38,264,707	27,043,936
Other real estate	1,941,348	1,332,024	1,615,887	811,576	1,085,721	1,425,209	1,655,993
Accrued interest receivable	7,407,238	7,440,913	6,731,239	6,125,846	5,825,197	6,926,309	5,704,579
Goodwill and other intangible assets	95,040,910	94,944,727	41,978,424	16,919,975	2,031,451	62,221,009	1,471,202
Bank owned life insurance	35,462,722	34,875,340	32,463,339	31,082,911	30,616,564	33,471,078	29,925,933
Other assets	10,292,344	7,814,168	8,401,565	7,323,044	5,413,506	8,457,474	4,355,099
Total assets	1,946,135,628	1,869,759,058	1,622,599,833	1,378,354,769	1,290,612,362	1,704,212,322	1,194,509,565

LIABILITIES

Total deposits	1,452,073,218	1,423,029,046	1,252,649,026	1,127,800,437	1,058,405,272	1,313,887,932	966,232,835
Accrued interest payable	3,133,317	3,245,698	3,252,074	3,259,859	3,368,071	3,222,737	3,548,706
Federal Home Loan Bank advances	191,157,159	149,870,653	130,617,494	51,688,172	50,806,989	130,833,369	68,924,850
Federal funds purchased and securities sold under repurchase agreements	47,439,961	42,395,574	40,343,740	49,323,060	52,533,270	44,875,584	40,558,539
Trust preferred securities	50,000,000	50,000,000	21,980,387	5,153,333	1,832,889	31,783,430	458,222
Other liabilities	5,956,644	11,626,540	18,939,291	5,058,019	5,366,322	11,113,301	3,075,272
Total liabilities	1,749,760,298	1,680,167,511	1,467,782,012	1,242,282,880	1,172,312,812	1,535,716,353	1,082,798,425

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	99,587,649	97,619,793	67,369,211	47,037,996	32,814,141	77,903,662	30,687,622
Retained earnings	101,961,196	97,314,014	90,739,660	91,154,419	85,756,268	94,574,145	81,029,493
Accumulated other comprehensive loss	3,615,380	3,445,861	5,496,040	5,309,007	5,380,332	4,466,572	3,353,737
Treasury stock	(8,788,895)	(8,788,122)	(8,787,089)	(7,429,532)	(5,651,191)	(8,448,410)	(3,359,712)
Total shareholders’ equity	196,375,330	189,591,547	154,817,821	136,071,890	118,299,550	168,495,969	111,711,140
Total liabilities and shareholders’ equity	1,946,135,628	1,869,759,058	1,622,599,833	1,378,354,769	1,290,612,362	1,704,212,322	1,194,509,565

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Twelve months ended December 31,
	2003	2003	2003	2003	2002	2003	2002

ASSETS
Cash and due from banks	$40,139,060	$39,559,729	$43,328,652	$35,914,335	$43,711,817	$40,746,502	$43,711,817
Interest-bearing deposits in banks	1,021,288	693,409	1,437,383	833,073	1,782,121	1,021,288	1,782,121
Federal funds sold and securities purchased under agreements to resell	31,819,619	15,919,619	6,452,619	5,455,000	54,656,351	31,819,619	54,656,351
Investment securities available for sale	247,391,640	247,867,031	287,014,644	217,188,820	208,455,409	247,391,640	208,455,409
Investment securities held to maturity	10,788,146	688,005	687,849	687,713	687,562	10,788,146	687,562
Other investments	19,651,370	17,081,869	12,550,140	7,934,364	3,699,368	19,651,370	3,699,368
Mortgage loans held for sale	5,670,625	6,490,437	6,926,692	4,719,794	8,175,522	5,670,625	8,175,522
Loans, net of unearned income	1,443,325,787	1,411,950,618	1,382,761,970	1,048,550,371	982,486,447	1,443,325,787	982,486,447
Allowance for loan losses	(21,151,987)	(20,765,377)	(20,272,465)	(15,390,616)	(14,588,582)	(21,151,987)	(14,588,582)
Loans, net	1,422,173,800	1,391,185,242	1,362,489,505	1,033,159,755	967,897,865	1,422,173,800	967,897,865
Premises and equipment, net	42,760,918	41,726,221	38,466,608	34,999,863	31,674,673	42,263,844	31,674,673
Other real estate	1,844,869	1,366,820	1,065,064	796,688	815,880	1,844,869	815,880
Accrued interest receivable	8,181,579	8,069,190	8,116,249	6,629,105	6,437,290	8,181,579	6,437,290
Goodwill and other intangible assets	96,159,813	94,919,932	94,826,459	18,235,133	16,372,018	96,159,813	16,372,018
Bank owned life insurance	35,773,237	35,274,639	34,526,510	31,366,634	30,904,434	35,773,237	30,904,434
Other assets	8,611,816	10,275,481	8,311,873	7,004,843	6,719,791	8,501,447	6,719,790
Total assets	1,971,987,779	1,911,117,625	1,906,200,247	1,404,925,120	1,381,990,101	1,971,987,779	1,381,990,101

LIABILITIES

Deposits	1,458,703,096	1,437,640,769	1,405,589,895	1,137,990,763	1,128,927,884	1,458,703,096	1,128,927,884
Accrued interest payable	3,020,265	3,343,309	3,445,084	3,316,098	3,723,167	3,020,265	3,723,167
Federal Home Loan Bank advances	210,605,296	159,739,071	167,872,846	74,500,000	50,000,000	210,605,296	50,000,000
Federal funds purchased and securities sold under repurchase agreements	43,859,277	61,575,200	39,814,872	47,220,167	47,666,699	43,859,277	47,666,699
Trust preferred securities	50,000,000	50,000,000	50,000,000	5,000,000	5,155,000	50,000,000	5,155,000
Other liabilities	6,553,360	4,753,558	48,782,257	3,863,639	14,860,482	6,553,360	14,860,481
Total liabilities	1,772,741,294	1,717,051,908	1,715,504,953	1,271,890,666	1,250,333,232	1,772,741,294	1,250,333,232

SHAREHOLDERS’ EQUITY
Common stock-no par value
Authorized - 50,000,000 shares
Outstanding - shares	99,815,754	99,454,457	99,007,084	47,223,006	46,912,168	99,815,754	46,912,168
Retained earnings	104,302,640	99,132,523	94,282,108	89,847,565	86,041,958	104,302,640	86,041,957
Accumulated other comprehensive loss	3,917,179	4,267,326	6,193,192	4,750,972	5,561,196	3,917,179	5,561,196
Treasury stock	(8,789,089)	(8,788,589)	(8,787,089)	(8,787,089)	(6,858,452)	(8,789,089)	(6,858,452)
Total shareholders’ equity	199,246,485	194,065,717	190,695,294	133,034,454	131,656,869	199,246,485	131,656,869
Total liabilities and shareholders’ equity	1,971,987,779	1,911,117,625	1,906,200,247	1,404,925,120	1,381,990,101	1,971,987,779	1,381,990,101

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN AND DEPOSIT STRATIFICATION

(Unaudited)

	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002

LOAN PORTFOLIO
Real estate:
Residential Mortgage	269,357,951	262,686,049	254,249,140	212,270,942	198,400,329
Construction	304,045,641	332,971,587	349,508,658	270,713,895	238,415,023
Commercial real estate	711,208,711	654,262,301	612,342,600	455,547,433	404,630,039
Commercial & Industrial	118,242,893	120,508,759	120,771,227	74,478,407	104,061,368
Consumer	41,649,590	42,206,090	46,178,523	37,127,397	38,386,805
Unearned income	(1,178,999)	(684,167)	(288,178)	(1,587,702)	(1,407,118)
Total loans	1,443,325,787	1,411,950,618	1,382,761,970	1,048,550,371	982,486,447
Loan growth	2.2%	2.1%	31.9%	6.7%	14.2%

DEPOSITS
Non-interest bearing demand	222,595,660	218,655,715	210,380,963	173,716,068	181,899,507
Interest bearing demand	116,749,330	106,886,881	115,980,561	97,838,803	123,593,783
Money market	266,913,040	287,898,967	278,897,227	198,502,525	165,305,370
Savings	40,000,806	39,182,173	40,302,482	36,597,700	36,018,401
Total transaction accounts	646,258,836	652,623,737	645,561,234	506,655,095	506,817,061
Public funds - transaction	115,258,296	84,061,089	75,593,528	86,558,371	54,806,227
Total low cost core	761,517,133	736,684,825	721,154,761	593,213,467	561,623,288
Time deposits - public funds	10,741,662	21,788,712	17,412,493	14,723,607	11,464,058
Time deposits	686,444,301	679,167,232	667,022,641	530,053,689	555,840,539
Total deposits	1,458,703,096	1,437,640,769	1,405,589,895	1,137,990,763	1,128,927,884
Deposit growth	1.5%	2.3%	23.5%	0.8%	10.8%
Percentage low cost core	52.2%	51.2%	51.3%	52.1%	49.7%